Debt Obligations (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Future expected/scheduled maturities of outstanding debt and capital lease
2014	$ 327,553
2015	980,029
2016	1,335,445
2017	647,268
2018	1,521,557
Thereafter	1,090,126
Total debt maturities	5,901,978
Net unamortized premiums on mortgages	93,077	[1]	116,222	[1]
Net unamortized discount on notes	(13,766)
Total debt obligations	$ 5,981,289		$ 6,499,356

[1]	The Company's mortgages and secured loans are collateralized by certain properties and the equity interests of certain subsidiaries. These properties had a carrying value as of December 31, 2013 of approximately $5.4 billion.